UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 30, 2020

CBL & ASSOCIATES PROPERTIES INC

CBL & ASSOCIATES LIMITED PARTNERSHIP

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
Delaware	333-182515-01	62-1542285
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421-6000

(Address of principal executive office, including zip code)

423-855-0001

(Registrant's telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CBL	New York Stock Exchange
7.375% Series D Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprD	New York Stock Exchange
6.625% Series E Cumulative Redeemable Preferred Stock, $0.01 par value	CBLprE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events

CBL & Associates Properties, Inc. and its majority-owned subsidiary, CBL & Associates Limited Partnership (collectively the “Company”) will be relying on the U.S. Securities and Exchange Commission’s (“SEC”) Order under Section 36 of the Securities Exchange Act of 1934, as amended (Release No. 34-88465) (the “Order”) to delay the filing of its Form 10-Q due to circumstances related to the coronavirus (“COVID-19”) pandemic. The impact of the COVID-19 pandemic on the Company, its employees and its tenants, including the impact of the Company’s work from home policy it implemented to protect its employees, has slowed the Company’s routine quarterly close and financial reporting process and caused a delay in its ability to file the Form 10-Q. Based on the foregoing, the Company expects to file its Form 10-Q by June 1, 2020, but in any event no later than June 25, 2020, which is 45 days from the original filing deadline of May 11, 2020.

In addition, the Company is supplementing the risk factors previously disclosed in “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2019 (the “2019 Annual Report”) with the following risk factor, which should be read in conjunction with the other risk factors presented in the 2019 Annual Report:

The current pandemic of the novel coronavirus, or COVID-19 has, and could continue to, materially and adversely impact or disrupt our financial condition, results of operations, cash flows and performance, as could any future outbreak of another highly infectious or contagious disease.

Since being reported in December 2019, COVID-19 has spread globally, including to every state in the United States. On March 11, 2020, the World Health Organization declared COVID-19 a pandemic, and on March 13, 2020, the United States declared a national emergency with respect to COVID-19.

The COVID-19 pandemic has had, and may continue to have, repercussions across regional and global economies and financial markets. The outbreak of COVID-19 in many countries, including the United States, has significantly adversely impacted global economic activity and has contributed to significant volatility and negative pressure in financial markets. The global impact of the outbreak has been rapidly evolving and, as cases of COVID-19 have continued to be identified in additional countries, many - including the United States - have reacted by instituting quarantines, mandating business and school closures and restricting travel.

Certain states and cities, including where we own properties and where our corporate headquarters is located, have also reacted by instituting quarantines, restrictions on travel, “shelter-in-place” rules, restrictions on types of business that may continue to operate, and/or restrictions on the types of construction projects that may continue. The Company cannot predict if additional states and cities will implement similar restrictions or when restrictions currently in place will be lifted. As a result, the COVID-19 pandemic is negatively impacting almost every industry directly or indirectly, including the retail industry in which the Company and our tenants operate.

A majority of our tenants have announced temporary closures or other limits on the operations of their stores and requested rent deferral or rent abatement during this pandemic or have failed to pay rent. In addition, state, local or industry-initiated efforts, such as tenant rent freezes, or governmental or court-imposed delays in the processing of landlord initiated commercial eviction and collection actions in various jurisdictions in light of the COVID-19 pandemic, may also affect our ability to collect rent or enforce remedies for the failure to pay rent. We believe our tenants do not have a contractual right to cease paying rent due to government-mandated closures and we intend to enforce our rights under our lease agreements. However, COVID-19 and the related governmental orders present fairly novel situations for which the ultimate legal outcome cannot be assured, and it is possible future governmental action could impact our rights under the lease agreements. The extent of tenant requests and actions, and the resulting impact to the Company’s results of operations and cash flows, is uncertain and cannot be predicted.

In addition, in response to an executive order issued by state and local authorities, most of our employees based at our headquarters are currently working remotely. The effects of the executive order, including an extended period of remote work arrangements, could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business.

The COVID-19 pandemic, or a future pandemic, could also have further material and adverse effects on our ability to successfully operate and on our financial condition, results of operations and cash flows due to, among other factors:

•	a complete or partial closure of, or other operational issues at, one or more of our properties resulting from government or tenant action;
•

the reduced economic activity severely impacts our tenants' businesses, financial condition and liquidity and may cause one or more of our tenants to be unable to meet their obligations to us in full, or at all, or to otherwise seek modifications of such obligations;

•

the reduced economic activity, as well as any lasting reduction in consumer activity at brick-and-mortar commercial establishments due to changed habits in response to the prolonged existence and threat of the COVID-19 pandemic, could result in a prolonged recession and could negatively impact consumer discretionary spending;

•

difficulty accessing debt and equity capital on attractive terms, or at all, impacts to our credit ratings, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may affect our access to capital necessary to fund business operations or address maturing liabilities on a timely basis and our tenants' ability to fund their business operations and meet their obligations to us;

•

permitting, inspections and reviews by jurisdictional planning commissions and authorities is also likely to be delayed or postponed which could materially impact the timeline and budgets for completing redevelopments;

•	projects in our redevelopment pipeline may not be pursued or may be completed later or with higher costs than anticipated, potentially causing a loss that exceeds our investment in the project;
•

the financial impact of the COVID-19 pandemic could negatively impact our future compliance with financial covenants of our credit facility, indentures and other recourse and non-recourse debt agreements and result in a default and potentially an acceleration of indebtedness, which non-compliance could negatively impact our ability to make additional borrowings under our revolving credit facility and pay dividends;

•	any impairment in value of our tangible assets and intangible lease assets that could be recorded as a result of weaker economic conditions;
•

a deterioration in our or our tenants' ability to operate in affected areas or delays in the supply of products or services to us or our tenants from vendors that are needed for our or our tenants' efficient operations could adversely affect our operations and those of our tenants;

•	the ability to renew leases or re-lease vacant spaces on favorable terms, or at all; and
•

the potential negative impact on the health of our personnel, particularly if a significant number of them are impacted, could result in a deterioration in our ability to ensure business continuity during this disruption.

The extent to which the COVID-19 pandemic impacts our operations and those of our tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, among others. Additional closures by our tenants of their stores and early terminations by our tenants of their leases could further reduce our cash flows, which could impact our ability to resume paying dividends to our stockholders at any point in the future.

The rapid development and fluidity of this situation precludes any prediction as to the full adverse impact of the COVID-19 pandemic. The COVID-19 pandemic presents material uncertainty and risk with respect to our financial condition, results of operations, cash flows and performance. Moreover, risk factors set forth in the 2019 Annual Report could be heightened as a result of the impact of the COVID-19 pandemic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

CBL & ASSOCIATES LIMITED PARTNERSHIP

By: CBL HOLDINGS I, INC., its general partner

/s/ Farzana Khaleel

Farzana Khaleel
Executive Vice President -
Chief Financial Officer and Treasurer

Date: April 30, 2020